UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2023

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  001-41686

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
Common shares, $0.001 par value per share	PKST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 20, 2023, Peakstone Realty Trust (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”), at which a quorum was present. The Company held its Annual Meeting to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on May 1, 2023. The final voting results are set forth below.
Proposal 1 – Election of Trustees
The Company’s shareholders elected the five nominated trustees identified below, each to serve and to hold office for a one-year term until the close of the Company’s next annual meeting of shareholders in 2024 and until their successors are duly elected and qualified, with the votes case as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Vote
Michael J. Escalante	6,363,704	989,878	13,501,184
Gregory M. Cazel	6,399,641	953,941	13,501,184
Carrie DeWees	6,428,788	924,794	13,501,184
Samuel Tang	6,399,700	953,882	13,501,184
Casey Wold	6,390,915	962,667	13,501,184
Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, with the votes cast as follows:

Votes For	Votes Against	Abstain
20,081,087	408,271	365,408
Proposal 3 – Advisory (Non-Binding) Vote on the Compensation Paid to the Company’s Named Executive Officers
The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
5,263,441	1,418,007	672,134	13,501,184
No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peakstone Realty Trust

Date: June 21, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer